UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025

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VirExit Technologies, Inc
(Exact name of registrant as specified in its charter)

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Wyoming	000-55558	46-3754609
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1280 Lexington Avenue, FRNT2 #1292 New York, NY 10028

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 509-531-1671

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	VXIT	N/A

Item 8.01 Other Events.

VirExit Technologies, Inc. (OTC: VXIT) announced that on January 21, 2025, it executed a national reseller agreement with SAGE Industrial Corporation (filed herewith as Exhibit 10.1), granting VirExit the non-exclusive rights to distribute AirROS™ patented reactive oxygen species (ROS) air-and-surface purification systems across the United States (excluding GSA/Federal buyers).

The agreement supports a dual-revenue model that includes high-margin hardware sales and recurring annual service contracts for filter replacements, remote monitoring, and preventive maintenance

Key Commercial Milestones

•	FY 2025 (2H): 5 pilot installations complete; revenue of $196,721 projected.
•	FY 2026: 20 installations projected; $786,885 in total revenue including $600,000 from recurring service contracts.
•	FY 2027: 40 new installations projected; $1.57M total revenue, $1.2M from recurring service.

Recurring contracts carry an average gross margin of 51.8%, while hardware sales deliver a 55% margin. The blended gross margin stands at 53.0%, supporting an expected operating profit margin of 35%.

Third-Party Validated Effectiveness

Multiple lab studies, including a peer-reviewed research brief from Scientific Air Solutions, confirm that the AirROS™ system:

•	Eliminates >99.9999% of airborne and surface pathogens in under 30 minutes.
•	Achieves >95% reduction in colony-forming units (CFUs) in real-world installations including commercial offices and long-term care settings.
•	Effectively neutralizes high-risk viruses such as Human Coronavirus (OC43), Influenza A, Norovirus, Rhinovirus, and mRSA on metal, plastic, and tile surfaces.

A 2021 office case study demonstrated a 95.7% reduction in airborne bio-burden and 95% reduction on surfaces post-installation, verified through independent environmental sampling.

Market Opportunity and Strategic Execution

According to recent internal and third-party research:

•	The global indoor air quality (IAQ) market is expected to exceed $8 billion by 2028, growing at a 6.7% CAGR.
•	Target verticals include healthcare, long-term care, schools, hospitality, and residential, where outdated HVAC systems and regulatory pressure drive demand.
•	VirExit will launch the AirROS™ Home unit in Q4 2025, targeting the $2.1 billion U.S. residential market and >128 million homes.

The company's pilot programs in office buildings, schools, and long-term care facilities will expand to 15 major metros, bolstered by a referral incentive program and real-time ROI tracking dashboards for end users.

Technology and Competitive Advantage

AirROS™ uses patented, low-energy plasma-based ROS generation technology to continuously sanitize air and surfaces. The platform operates safely during business hours and has been deployed across food safety, transportation, and healthcare industries since 2005. The solution requires no chemicals and operates at ultra-low energy levels.

These innovations are protected by patents and supported by continuous R&D, creating a durable competitive moat.

Additional strategic and financial positioning details are presented in the March 2025 AirROS™ investor pitch deck, included as Exhibit 99.4.

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Forward-Looking Statements

The agreement with SAGE Industrial Corporation is attached hereto as Exhibit 10.1.

The full third-party air and surface lab report, including detailed data and analysis, is attached hereto as Exhibit 99.1.

The commercial office case study validating airborne and surface reductions is attached hereto as Exhibit 99.2.

The pathogen-specific ROS control report (Influenza A, mRSA, Norovirus, Rhinovirus) is attached hereto as Exhibit 99.3.

The March 2025 investor pitch deck presented to strategic partners is attached hereto as Exhibit 99.4.

The summaries described above do not purport to describe all material terms or technical data contained in the exhibits filed under this Item 8.01. This Current Report on Form 8-K (including Exhibits 10.1 and 99.1 through 99.4) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements that include the words "believe," "expects," "anticipates," "plans," or similar expressions. Such forward-looking statements involve known and unknown risks and uncertainties, and actual results may differ materially.

The information furnished under Item 8.01 (including the referenced exhibits) is being provided solely under that Item and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. Nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act.. Actual results may differ materially from those projected. Please refer to filings with OTC Markets for a complete discussion of risks.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
10.1	Reseller Agreement between VirExit Technologies, Inc. and SAGE Industrial Corporation dated January 21, 2025

99.1	Scientific Air Solutions Air & Surface Efficacy Report (Long-Term Care Setting) Link: https://app.accessnewswire.com/media/1002120/pre-and-in-treatment-air-and-surface-report-nursing-home.pdf

99.2	AirROS™ Case Study – Commercial Office Building (Ramos Circle, CA) Link: https://app.accessnewswire.com/media/1002120/airroscasestudyofficebuiding2021-11.pdf

99.3

FSPT Pathogen Reduction Report – Influenza A, mRSA, Norovirus, Rhinovirus

Link: https://app.accessnewswire.com/media/1002120/virexit-airros-hcov-virus-research-brief-final-mar-01-2022-06-17-16-12-pm.pdf

99.4	AirROS™ Investor Pitch Deck (March 2025) Link: https://app.accessnewswire.com/media/1002120/v20250515-virexit-airros-pitch-deck.pptx

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VirExit Technologies Inc

Date: May 15, 2025	By:	/s/ James C Katzaroff
Name: James C Katzaroff Title: Chief Executive Officer

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